Exhibit 10.3

SECURED CREDIT FACILITY

THIS SECURED CREDIT FACILITY AGREEMENT, made and entered as of the 25th day of June 2014 (this “Agreement” or “Credit Facility”), between GrowLife, Inc., a Delaware corporation (“GrowLife”), and its subsidiaries including, Phototron, Inc., a California corporation, SG Technologies Corp, a Nevada corporation, GrowLife Hydroponics, Inc., a Delaware corporation, Soja, Inc., a California corporation, Rocky Mountain Hydroponics, LLC, a Colorado limited liability company, EverGreen Garden Center, LLC, a Delaware limited liability company, GrowLife Productions, Inc., a California corporation, Business Bloom, Inc., a California corporation and any other entity owned and controlled by GrowLife or any of its subsidiaries or affiliates, currently or in the future (collectively, “Subsidiaries”), (GrowLife and its Subsidiaries, collectively, the “Borrower”), and Logic Works, LLC, a Nevada limited liability company (the “Lender”).

WITNESSETH:

WHEREAS, the Borrower and the Lender desire to enter into a revolving credit facility (“Credit Facility”), upon the terms and subject to the conditions set forth in this Agreement, advances and payments pursuant to which are to be evidenced by promissory notes (individually, a “Note” and, collectively, the “Notes”, the form of which is attached hereto as Exhibit A); and

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

1.         Credit Facility.

1.1       Terms of Credit Facility.  The Lender hereby agrees to lend to the Borrower up to a maximum principal amount (the “Maximum Amount”) of Five Hundred Thousand Dollars ($500,000), on the following terms and conditions:

1.1.1    Each advance under this Credit Facility (an “Advance” and “Draw”) shall be made and reflected on Note(s).  Each Advance requested by Borrower under this Credit Facility shall contain a written detailed description of the proposed use of proceeds for each such Advance.  Each Advance shall be in the sole and absolute discretion of the Lender (up to the Maximum Amount), and Lender shall have no obligation to make any additional, future Advances.  Lender may fund Advances directly to Borrower, or indirectly to Borrower (upon direction of Borrower and agreement of Lender, by direct payment by Lender to third parties and/or affiliates of Borrower for the benefit of Borrower, and each such indirect advance/beneficial payment shall be an Advance hereunder, and added to the principal balance outstanding hereunder and provided herein.

1.1.2    The outstanding balance of the Loan/Advances shall accrue simple interest at six percent (6%).  Interest only payments shall be calculated and paid monthly on the first day of each month in the period, computed on the then weighted average outstanding principal balance of the Loan (“Monthly Interest Payment(s)”).  All outstanding, unpaid principal and interest shall be due in no event later than twenty-four (24) months from the date of this Agreement (“Maturity Date”), unless sooner accelerated pursuant hereunder or the Note.

1.1.3    The Loan/Note(s) shall be convertible into Registrable Securities of GrowLife pursuant to the terms and conditions contained in the Note(s).

1.1.4    The Subsidiaries will benefit substantially from the Loan, and all the obligations hereunder shall be joint and several obligations of Growlife and the Subsidiaries.

1.1.5    The Loan and the obligations of Borrower under this Agreement, the Note and the other Loan Documents (as hereinafter defined) shall be secured by (i) a Securities Pledge Agreement (the “Pledge Agreement”), in the form attached hereto as Exhibit B, pursuant to which Growlife will pledge all of its right, title and interest in and to all its subsidiaries to Lender; (ii) a pledge of the all of the assets of the Borrower pursuant to a UCC Financing Statement which statement shall be filed with applicable governmental offices, including  in the States  of  California, Nevada, Colorado, and Delaware, in the form attached hereto as Exhibit C (the “UCC Financing Statement”); and (iii) such other assignments, pledges and other instruments as may be executed and delivered in connection with the Loan (collectively, together with this Agreement, the Note, the Pledge Agreement, and the UCC Financing Statement, the “Loan Documents”).

1.1.6    So long as all or any part of the Note remains unpaid or Borrower has any commitment under the Loan Documents, neither Borrower nor any of its affiliates will without Lender’s prior written consent, which such consent may be withheld for any reason, create, incur, assume, or suffer to exist, any lien, security interest, direct or collateral assignment, or other encumbrance upon or with respect to any real or personal property or other assets owned by the Borrower, nor consent to the further pledge or hypothecation of the Pledged Interest (as defined in the Pledge Agreement) or the Subsidiaries’ assets subject to the UCC Financing Statement, other than pursuant to the Loan Documents.  Borrower shall at all times indemnify, defend (and pay any and all costs and expenses in real time for such indemnification and defense), and hold harmless Lender from and against any and all third party claims, liens or encumbrances asserted against any collateral subject to the Loan Documents or any UCC Financing Statement to ensure that Lender shall, at all times, have a first priority lien and encumbrance on all such collateral.

1.2       Conditions to Advances under the Credit Facility.  Prior to each advance under the Credit Facility:

1.2.1    No Default.  No Default shall have occurred and be continuing.

1.2.2    Representations and Warranties.  Each representation and warranty by the Borrower contained in this Agreement shall be true and correct in all material respects as of the date of such advance, except to the extent any such representation or warranty relates solely to an earlier date and except changes reflecting transactions permitted by this Agreement.

1.2.3    Legal Matters.  All legal matters incident to the making of such Advance shall be reasonably satisfactory to the Lender(s) and his counsel, including, without limitation, compliance with any and all laws and regulations, and the terms of this Agreement.

1.2.4    Use of Proceeds. Lender shall have reviewed and approved Borrower’s proposed use of proceeds for each Advance.

1.3       General.  Each request for an Advance under the Credit Facility shall constitute a representation and warranty by the Borrower that the applicable conditions contained in this Agreement have been satisfied.

1.4       Default.  Except with respect to a monetary default, which shall have no notice requirement or cure period, the existence or occurrence of any of the events set forth in this Subsection 1.4, which event continues and is not cured by the Borrower within ten (10) Business Days of the earlier to occur of (i) the date a notice of such event is delivered by the Lender(s) to the Borrower pursuant to this Agreement, or (ii) the Borrower’s receipt of a written notice from the Lender setting forth the existence or occurrence of such event, shall be deemed a Default hereunder.

1.4.1    Any representation or warranty, made by or on behalf of the Borrower hereunder, to the Lender(s) under or in connection with any Loan Document shall be false in any material respect as of the date on which made;

1.4.2    The Borrower fails to make any payment under the Note(s) on the date when due, including, without limitation, any Monthly Interest Payment;

1.4.3    The breach by the Borrower of any loan with Lender which was entered into prior to this Agreement, including, the convertible note dated December 20, 2013, as amended by the Waiver and Modification Agreement, dated June 25, 2014; and

1.4.5    The breach by the Borrower of any covenant contained in this Agreement, including, without limitation, the Note(s), and the Pledge Agreement;

1.4.6    The Borrower shall (i) have an order for relief entered with respect to it under the Federal Bankruptcy Code that is not dismissed within sixty (60) calendar days, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its property and such appointment continues undischarged or unstayed for sixty (60) calendar days, (v) institute any proceeding seeking an order for relief under the Federal Bankruptcy Code or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it provided that such proceeding continues undismissed or unstayed for sixty (60) calendar days, or (vi) suspend operations as presently conducted or discontinue doing business as an ongoing concern; and

1.4.7    Without the application, approval or consent of the Borrower, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower, or any substantial part of its property, or a proceeding described in Section 1.4.4 above shall be instituted against Borrower and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty consecutive days.

1.5       Remedies/Options

1.5.1    Acceleration.  If any Default described in 1.4.2 or above occurs, the Note shall immediately become due and payable without any election or action on the part of the Lender(s), or any cure requirement.  If any other Default occurs, and is not cured as provided herein, the Lender(s) may terminate its commitments hereunder, if any, and declare the Notes to be due and payable, whereupon the Notes shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

1.5.2.   Loan Documents.  Upon the occurrence of a Default hereunder Lender shall have the right (but not the obligation) to immediately enforce all of its rights under the Loan Documents, including, without limitation, foreclosure of its security interest contained therein, and taking possession of the collateral described therein.

1.5.3    Obligations of Borrowers Joint and Several; Remedies Cumulative.  It is expressly agreed that the obligations of the various borrowers that collectively constitute the “Borrower” hereunder, shall be joint and several.  A default hereunder shall constitute a default under the Note. Upon the occurrence of a Default, the Lender may immediately proceed to exercise all remedies available to it hereunder or under the Note(s) or otherwise under applicable law.  No right or remedy conferred upon or reserved to the Lender hereunder is intended to be exclusive of any other available remedy or right, but each and every remedy shall be cumulative and concurrent and shall be in addition to every other remedy now or hereafter existing at law or in equity.  No single or partial exercise of any power or right shall preclude any further or other exercise of any power or right.

1.5.4    Preservation of Rights.  No delay or omission of the Lender(s) in their exercise of any power or right hereunder shall impair such power or right or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any power or right shall not preclude other or further exercise thereof or the exercise of any other power or right.  No Advance hereunder shall constitute a waiver of any of the conditions of the Lender’s obligation to make further advances, nor, in the event Borrower is unable to satisfy any such condition, shall a waiver of such condition in any one instance have the effect of precluding the Lender(s) from thereafter declaring such inability to be a Default hereunder.  No course of dealing shall be binding upon the Lender(s).

2.         Representations and Warranties of the Borrower.  The Borrower represents, warrants and covenants to the Lender, as of the date hereof and as of the date of any Advance as follows:

2.1       Corporate Organization.  The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as and in the places where such properties are now owned, operated and leased or such business is now being conducted.

2.2       Authorization.  The Borrower has the necessary corporate power and authority to enter into this Agreement and to assume and perform its obligations hereunder.  The execution and delivery of this Agreement, and the performance by the Borrower of its obligations hereunder have been duly authorized by the Board of Directors of the Borrower, or Managers, as the case may be.  This Agreement has been duly executed and delivered by the Borrower and it constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors’ rights generally and general principles of equity.

2.3       Approvals and Consents.  No action, approval, consent or authorization, including, but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau, or instrumentality is necessary or required as to the Borrower in order to constitute this Agreement as the valid, binding and enforceable obligation of the Borrower in accordance with its terms.

2.4       Authority.  Borrower is duly formed and organized and in good under the laws of its respective State of Organization, is qualified and in good standing in every jurisdiction where it conducts business, and the signatory for each Borrower is duly authorized to execute and deliver each of the Loan Documents to which Borrower is a party on behalf of Borrower.  Borrower is duly authorized to perform its obligations under each of the Loan Documents to which it is a party.

2.5       No Conflicts.  The execution, delivery, and performance by Borrower of the Loan Documents and the use of the Loan proceeds for such business purposes of Borrower approved by Lender do not and will not:

(a)       result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which Borrower is a party or by which they or their properties may be bound or affected; or

(b)       result in, or require, the creation or imposition of any lien, upon or with respect to any of the properties now owned by Borrower; or

(c)       cause Borrower to be in default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease, or instrument.

2.6       Litigation.  Except as listed on Schedule 2.6, there is no pending or threatened action or proceeding against or affecting Borrower before any court, governmental agency, or arbitrator which may, in any one case or in the aggregate, materially, adversely affect the financial condition, operations, properties, or business of Borrower or the ability of Borrower to perform its obligations under the Loan Documents to which it is a party.

2.7       Collateral.  All collateral required in this Agreement is owned by the grantor of the security interest therein free of any title defects, liens or interests of others and Lender shall at all times have a first priority lien on and security interest in such collateral.

2.8       Other Obligations.  Borrower is not in default on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation.

2.9       Event of Default.  There is no event, which is, or with notice or lapse of time or both would be, an Event of Default under this Agreement.

2.10     Entity Documents.  The copy of the Articles, Bylaws and Operating Agreements of Borrower provided to Lender pursuant to this Agreement are complete and accurate copies of the originals of such entity documents, each of which is in full force and effect without any modification or amendment from such copies delivered to Lender.

3.         Representations and Warranties of the Lender.  Lender represents, warrants and covenants to the Borrower as of the date hereof and as of the date of any Advance that: (i) the execution, delivery and performance of this Agreement, by such Lender and the consummation by Lender of the transactions contemplated hereby are within the powers of Lender and have been duly authorized by all necessary action, as appropriate, on the part of Lender, and (ii) this Agreement has been duly executed and delivered by Lender and constitutes a legal, valid and binding obligation of Lender enforceable against Lender in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors’ rights generally and general principles of equity.

4.         General Provisions.

4.1       Entire Agreement; Amendment and Waiver.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter contained herein and supersedes all prior oral or written agreements, if any, between the parties hereto with respect to such subject matter and, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder.  Any amendments hereto or modifications hereof must be made in writing and executed by each of the parties hereto.  Any failure by the Borrower or the Lender to enforce any rights hereunder shall not be deemed a waiver of such rights.

4.2       Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing, hand delivered, via e-mail PDF, or facsimile, or one (1) day after deposit with a reputable overnight courier service and addressed to the party to be notified at the address indicated for such party on the signature pages hereof, or at such other address as such party may designate by written notice to the other parties.

4.3       Governing Law/Excusive Venue.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada without giving effect to conflict of laws principles.  Exclusive venue for any dispute regarding this Agreement shall be in the Federal and State District Court of Nevada, located in Las Vegas, Nevada.

4.4       Binding Effect; Assignment.  This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Borrower and the Lender and each of their respective authorized successors and assigns.  Lender may freely assign this Agreement, in Lender’s sole and absolute discretion. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred or assigned (by operation of law or otherwise) by Borrower without the prior written consent of Lender.  Any transfer or assignment of any of the rights, interests or obligations hereunder in violation of the terms hereof shall be void and of no force or effect.

4.5       Expenses.  All costs and expenses incurred in connection with this Agreement (including, without limitation, the drafting of this Agreement, and the enforcement of this Agreement and any Default by Borrower hereunder) and the transactions contemplated hereby, including legal fees and expenses of the Lender, shall be paid by the Borrower, and Borrower hereby expressly authorizes Lender to pay such expenses from Advances under the Note.

4.6       Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by virtue of any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the maximum extent possible.

4.7       Signatures and Counterparts.  This Agreement may be executed via facsimile or email, in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

BORROWER:

GrowLife, Inc.

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

SUBSIDIARIES:

Phototron, Inc.

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

SG Technologies Corp

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

GrowLife Hydroponics, Inc.

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

Soja Inc.

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

Signature Page to

GrowLife Secured Credit Facility Agreement

Rocky Mountain Hydroponics, LLC

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

EverGreen Garden Center, LLC

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

GrowLife Productions, Inc.

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

Business Bloom, Inc.

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

LENDER:

Logic Works, LLC

By: /s/ Rick Crespi

Rick Crespi

Its:  Duly Authorized Agent

Signature Page to

GrowLife Secured Credit Facility Agreement

EXHIBIT A

FORM OF NOTE

(see attached)

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

THIS SECURED CONVERTIBLE NOTE (THIS “NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISPOSITION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THIS NOTE IN THE EVENT OF A PARTIAL CONVERSION. AS A RESULT, FOLLOWING ANY CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL AMOUNT AND ACCRUED INTEREST SET FORTH BELOW.

GROWLIFE, INC.

6% SECURED CONVERTIBLE NOTE

Issuance Date: June 25, 2014	Las Vegas, Nevada

Original Principal Amount:  USD $500,000

FOR VALUE RECEIVED, GROWLIFE, INC., a Delaware corporation (the “Company”), and its subsidiaries, including, without limitation (i) Phototron Inc., a Delaware corporation, (ii) SG Technologies Corp, a Nevada corporation, (iii) GrowLife Hydroponics Inc., a Delaware corporation, (iv) Soja Inc., a California corporation, (v) Rocky Mountain Hydroponics, LLC, a Colorado limited liability company, (vi) EverGreen Garden Center, LLC, a Maine limited liability company, (vii) GrowLife Productions Inc., a California corporation, (viii) Business Bloom Inc., a California corporation and any other entity owned and controlled by GrowLife or any of its subsidiaries or affiliates, currently or in the future (collectively, the “Subsidiaries”), hereby jointly and severally promise to pay to the order of LOGIC WORKS, LLC, a Nevada limited liability company, or its designees, successors or assigns (the “Holder”), the amount set out above as the Original Principal Amount (as may be reduced in accordance with the terms hereof pursuant to conversion or redemption, the “Principal”) when due, whether upon the Maturity Date (as defined below), or by conversion or redemption, and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate (as defined below) from the date set forth above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable upon the Maturity Date or upon conversion or redemption in accordance with the terms hereof.

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

1.         General Terms.

(a)       Maturity Date.  The “Maturity Date” of this Note is June 25, 2016, at which time all unpaid Principal and Interest amounts shall be due and payable in full.

(b)       Interest.  Simple interest on the unpaid Principal shall accrue at the rate of six percent (6%) per annum (the “Interest Rate”) commencing on the Issuance Date and continuing until the Maturity Date, unless this Note is earlier satisfied by conversion or redemption, whichever occurs first; provided that from and after the occurrence and during the continuance of an Event of Default (as defined below) interest shall accrue on all of the unpaid Principal hereunder at the default rate of twenty-four percent (24%) per annum, or the maximum rate allowable under applicable law (the “Default Rate”).

(c)       Interest Payments.  Interest only payments shall be paid monthly, commencing on August 1, 2014, and continuing on the first (1st) day of each and every month thereafter, computed on the then outstanding Principal balance.  All outstanding unpaid Principal and Interest shall be due and payable in full on the Maturity Date, unless this Note is earlier satisfied in full by conversion or redemption.

(d)       Security.  All obligations of the Company hereunder are secured by a security interest in all of the assets of the Company and all of its Subsidiaries pursuant to the terms of a Secured Credit Facility Agreement (and UCC-1) between the Company and its Subsidiaries, and Holder dated June 25, 2014 (“Loan Agreement”).

(e)       Draw Against Principal.  Company shall have the right to request a maximum of five (5) advances against the Principal Amount (each an “Advance” and “Draw”, collectively “Advances” and “Draws”).  However, once the Company makes a Draw, it is subject to the terms and conditions of this Note including without limitation Conversion, Security and Price Adjustment provisions.  Each Draw shall be expressly subject to the conditions contained in the Loan Agreement.  In the event of any conflict between this Note and the Credit Agreement, the Credit Agreement shall control.

2.         Events of Default.

(a)       Event of Default.  An “Event of Default”, wherever used herein, means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree, or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)        The Company’s failure to pay to the Holder any amount of Principal, Interest, or other amounts when and as due under this Note;

(ii)       A Conversion Failure as defined in Section 3(b)(ii) hereof, or failure by Company with respect to any Registration obligation under Section 5;

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

(iii)      The Company or any subsidiary of the Company shall commence, or there shall be commenced against the Company or any subsidiary of the Company, any proceeding under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any subsidiary of the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary of the Company, or there is commenced against the Company or any subsidiary of the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty-one (61) days; or the Company or any subsidiary of the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary of the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty-one (61) days; or the Company or any subsidiary of the Company makes a general assignment for the benefit of creditors; or the Company or any subsidiary of the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary of the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary of the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary of the Company for the purpose of effecting any of the foregoing;

(iv)      The Company or any subsidiary of the Company shall default in any of its obligations under the Loan Agreement, or any other note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any subsidiary of the Company, whether such indebtedness now exists or shall hereafter be created;

(v)       The common stock of the Company (“Common Stock”) is suspended or delisted for trading on the Over-the-Counter Bulletin Board market (the “Primary Market”) and the OTCQB;

(vi)      The Company loses its status as “DTC Eligible”; or

(vii)     The Company shall become late or delinquent in its filing requirements as a fully-reporting issuer registered with the U.S. Securities and Exchange Commission.

(b)       Cure Period.  Upon receiving a written notice of the occurrence of an Event of Default (except with respect to a scheduled monetary payment, which shall require no notice), the Company shall have a grace period of two (2) Business Days (the “Cure Period”) to cure such Event of Default.

(c)       Remedies upon Event of Default.  In addition to any other remedies provided for herein, while an Event of Default occurs and is continuing, the outstanding Principal, plus

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

accrued but unpaid Interest, and any other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash, and Holder shall be entitled to exercise any and all other rights pursuant to the Loan Agreement and the UCC-1.  After the occurrence and during the continuance of any Event of Default, the interest rate on this Note shall accrue at the applicable Default Rate.  Upon the payment or other satisfaction in full of this Note, the Holder shall promptly surrender this Note to or as directed by the Company.  In connection with any acceleration of this Note as described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such acceleration may be rescinded and annulled by the Holder at any time prior to payment hereunder, and the Holder shall have all rights as a holder of this Note until such time, if any, as the Holder receives full payment pursuant to this Section 2(c).  No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

3.        Conversion of Note.  This Note shall be convertible into shares of Common Stock, on the terms and conditions set forth in this Section 3.

(a)       Conversion Right.  Subject to the conversion cap blocker limitation contained in Section 3(c), at any time or times on or after the Issuance Date (subject to a Draw being made), the Holder shall be entitled to convert all or any portion of the outstanding and unpaid Conversion Amount (as defined below) into Registrable Securities that are (as defined in Section (5)) fully paid and nonassessable shares of Common Stock of the Company in accordance with Section 3(b), at the Conversion Price (as defined below), subject to the Conversion Minimum (as defined below).  The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to this Section 3(a) shall be equal to the quotient of dividing the Conversion Amount by the Conversion Price (“Conversion Shares”).  The Company shall not issue any fraction of a share of Common Stock upon any conversion.  If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.  The Company shall pay any and all transfer agent fees, legal fees, costs and any other fees or costs that may be incurred or charged in connection with the issuance of shares of Common Stock to the Holder arising out of or relating to the conversion of this Note.

(i)        “Conversion Amount” means the portion of the Principal and Interest to be converted.

(ii)       “Conversion Price” shall equal the lesser of: (A) $0.0070 or (B) twenty percent (20%) of the average of the three (3) lowest daily VWAPs occurring during the twenty (20) consecutive Trading Days immediately preceding the applicable Conversion Date on which the Holder elects to convert all or part of this Note, subject to adjustment as provided in this Note.

(iii)      “Conversion Minimum” shall, unless otherwise approved in writing by the Company, constitute any individual conversion of an amount not less than One Thousand Dollars (USD $1,000) of the unpaid Principal.

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

(iv)       “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Primary Market; (b) if the Common Stock is not then quoted for trading on the Primary Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock of the Company as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

(b)       Mechanics of Conversion.

(i)        Optional Conversion.  To convert any Conversion Amount into shares of Common Stock on any date (a “Conversion Date”), the Holder shall transmit by email, facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York, NY Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit A (the “Conversion Notice”) to the Company.  On or before the first (1st) Business Day following the date of receipt of a Conversion Notice, the Company shall: (A) if legends are not required to be placed on certificates of Common Stock pursuant to the then existing provisions of Rule 144 of the Securities Act of 1933 (“Rule 144”) and provided that the Company’s transfer agent is participating in the Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC; or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled, which certificates shall not bear any restrictive legends unless required pursuant to Rule 144.  If this Note is physically surrendered for conversion and the outstanding Principal is greater than the Principal portion of the Conversion Amount being converted, then the Company shall, upon request of the Holder, as soon as practicable and in no event later than two (2) Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note representing the remaining outstanding Principal not converted.  The individual, corporation, partnership, limited liability company, limited liability partnership, trust, association, organization or other entity (each a “Person”) entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock upon the transmission of a Conversion Notice.  For the purposes hereof, the term “Business Day” means any day except any Saturday, any Sunday, any day which shall be a federal legal holiday in the United States, or any day on which banking institutions in the State of Nevada are authorized or required by law or other governmental action to close.

(ii)       Company’s Failure to Timely Convert.  If within one (1) Business Day after the Company’s receipt of the facsimile or email copy of a Conversion Notice, the Company shall fail to issue and deliver to Holder the number of shares of Common Stock to which the Holder is entitled upon such Holder’s conversion of any Conversion Amount (a “Conversion Failure”), the Principal amount under this Note shall increase by Three Thousand Dollars

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

($3,000) per day until the Company issues and delivers a certificate to the Holder for the number of shares of Common Stock to which the Holder is entitled upon such Holder’s conversion of any Conversion Amount.  If the Company fails to deliver shares in accordance with the timeframe stated in this Section, resulting in a Conversion Failure, the Holder, at any time prior to selling all of those shares, may rescind any portion, in whole or in part, of that particular conversion attributable to the unsold shares and have the rescinded Conversion Amount returned to the Principal with the rescinded Conversion Shares returned to the Company.  In addition to any other rights available to the Holder, if a Conversion Failure occurs, and if after such Conversion Failure the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such date (a “Buy-In”), then the Company shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount by which (1) the Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (2) the product of (a) the aggregate number of shares of Common Stock that the Holder was entitled to receive from the conversion at issue multiplied by (b) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) this Note in a principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000.00 to cover a Buy-In with respect to an attempted conversion of this Note with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000.00 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000.00. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.

(iii)       DTC Eligibility.  If the Company loses its status as “DTC Eligible” for any reason, the Conversion Price shall thereafter be redefined to mean the lesser of (A) $0.002 and (B) fifty percent (50%) of the lowest trade occurring during the twenty (20) consecutive Trading Days immediately preceding the applicable Conversion Date on which the Holder elects to convert all or part of this Note, subject to adjustment as provided in this Note.

(iv)       Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless: (A) the full Conversion Amount represented by this Note is being converted, or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note.  The Holder and the

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

Company shall maintain records showing the Principal and Interest converted and the dates of such conversions, or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

(c)       Limitations on Conversions.  The Company shall not effect any conversions of this Note and the Holder shall not have the right to convert any portion of this Note or receive shares of Common Stock as payment of interest hereunder, to the extent that after giving effect to such conversion, receipt of such Interest payment, the Holder, together with any affiliate thereof, would beneficially own (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder) in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion or receipt of shares as payment of Interest.  Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of this Note is convertible shall be the responsibility and obligation of the Holder.  If the Holder has delivered a Conversion Notice for a principal amount of this Note that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with Section 3(a) and, any principal amount tendered for conversion in excess of the permitted amount hereunder shall remain outstanding under this Note.  The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than sixty-five (65) days’ prior notice to the Company.  Other Holders shall be unaffected by any such waiver.  A written certification of number of shares beneficially owned by Holder delivered to the Company with any Conversion request shall be conclusive evidence of Holder’s ownership at the time of such request, and the Company shall rely upon same for the determination of the limitations contained herein, and upon such receipt, the Company shall immediately process the requested Conversion pursuant to the provisions contained herein.

(d)       Other Provisions.

(i)        Share Reservation.  In addition to the other requirements of Section 5 below, the Company shall at all times reserve and keep available out of its authorized Common Stock, the full number of shares of Common Stock issuable upon conversion of all outstanding Principal and Interest amounts under this Note; and within five (5) Business Days following the receipt by the Company of a Holder’s notice that such minimum number of underlying shares of Common Stock is not so reserved, the Company shall promptly reserve a sufficient number of shares of Common Stock to comply with such requirement.  The Company will at all times

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

reserve at least the minimum number of shares of Common Stock which are, at any given time, necessary for conversion of the full amount due on this Note.

(ii)       Prepayment.  The Company may, upon ten (10) Business Days’ written notice to Holder, prepay all or any portion of the remaining outstanding Principal amount of this Note in cash only with the Holder’s consent, which such consent may be withheld in Holder’s sole and absolute discretion.

(iii)       All calculations under this Section 3 shall be rounded up to the nearest whole share.

(iv)       Nothing herein shall limit the Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 2 herein for the Company’s failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein, and the Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, in each case without the need to post a bond or provide other security.  The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

4.         Adjustments to Conversion Price; Subsequent Equity Sales; Fundamental Transactions.  The Conversion Price and the number and kind of securities issuable upon conversion of this Note shall be subject to adjustment from time to time as set forth in this Section 4.

(a)       Stock Dividends and Splits.  If at any time while this Note is outstanding, whether or not depleted of Advances, the Company: (i) declares or pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock (or securities convertible into or exercisable or exchangeable for capital stock) that is payable in shares of Common Stock, (ii) combines (including, without limitation, by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iii) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company (including, without limitation, in connection with any merger or consolidation), then in each such case the Conversion Price then in effect shall be adjusted by multiplying such Conversion Price by a fraction of which (A) the numerator shall be the number of shares of Common Stock outstanding immediately before such event, and (B) the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for such dividend or distribution, and any adjustment made pursuant to clauses (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision, combination or reclassification.

(b)       Subsequent Equity Sales.  If, at any time while this Note is outstanding, the Company sells or grants any option to purchase or sells or grants any right or is obligated to reprice (even as a result of loans from Lender at any time), or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to the lowest price per share for which any one (1) such share of Common Stock or Common Stock Equivalent has been issued. For purposes of this paragraph, the “lowest price per share for which any one such share of Common Stock or Common Stock Equivalent has been issued” shall be equal to the sum of the lowest amount of consideration (but not less than $.0001) received or receivable by the Company with respect to any such share (the “Base Conversion Price”). Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than five (5) Business Days following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 4(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”. For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 4(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

(c)       Pro Rata Distributions.  Subject to Section 4(c) below, if at any time while this Note is outstanding the Company declares or pays any dividend or otherwise distributes any of its assets, including without limitation, cash, properties, evidences of indebtedness, securities (including any options or other convertible securities, but excluding a distribution of Common Stock covered by Section 4(a) above or Purchase Rights covered by Section 4(c) below), or options or rights to acquire any such assets (in each case, “Distributed Property”) to all holders of Common Stock pro rata (and not to all Holders in their capacity as holders of Notes), whether by way of dividend, return of capital, spin-off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction, then in each such case the Conversion Price in effect immediately prior to the close of business on the record date for such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Conversion Price by a fraction of which (i) the denominator shall be the closing price of Common Stock on the Primary Market on such record date (the “Market Price”), and (ii) the numerator shall be such Market Price minus the value of the Distributed Property on such date applicable to one outstanding share of Common Stock, as determined by the Company’s independent certified public accounting firm that regularly examines the financial statements of the Company.

(d)       Rights Offerings Below Market.  Notwithstanding Section 4(b) above, if at any time while this Note is outstanding the Company grants, issues or sells pro rata to all holders of its outstanding shares of Common Stock, any options, convertible securities or other rights (the “Purchase Rights”) entitling them to directly or indirectly subscribe for or purchase shares of Common Stock at an effective price per share less than the Market Price on the record date of such grant, issuance or sale, then in each such case the Conversion Price in effect immediately

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

prior to the close of business on such record date shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Conversion Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding as of the close of business on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered for subscription or purchase (including and assuming receipt by the Company in full of all consideration payable upon both issuance and exercise of such Purchase Rights) would purchase at such Market Price, and (ii) the denominator shall be the number of shares of Common Stock outstanding as of the close of business on such record date plus the total number of additional shares of Common Stock so offered for subscription or purchase; provided, however, that in lieu of receiving such adjustment to the Conversion Price, the Holder shall have the option, upon written notice to the Company within thirty (30) days following its receipt of the notice of such adjustment, to elect to acquire, upon any conversion of this Note and in accordance with the terms applicable to the issuance of such Purchase Rights, the aggregate Purchase Rights which the Holder would have acquired if the Holder had converted such portion of this Note being converted (without regard to any limitations on ownership or conversion and regardless of whether this Note was then convertible) immediately prior to such record date.  To the extent that shares of Common Stock have not been delivered pursuant to such Purchase Rights specified in this Section upon the expiration or termination of such Purchase Rights, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustment made upon the issuance of such Purchase Rights been made on the basis of delivery of only the number of shares of Common Stock actually delivered.  In determining whether any Purchase Rights entitle the holder thereof to subscribe for or purchase shares of Common Stock at less than such Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such Purchase Rights, the value of such consideration (if other than cash) to be determined in good faith by the Company’s Board of Directors.

(e)       Fundamental Transactions.  If at any time while this Note is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person; (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions; (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property; or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon any conversion of this Note, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same amount and kind of securities, cash and property as the Holder would have been entitled to receive upon the occurrence of such Fundamental Transaction if the Holder had been the record holder of one Conversion Share immediately prior to such Fundamental Transaction (without regard to any limitations or restrictions on conversion or acquisition of Conversion Shares and whether or not this Note was then convertible) (the “Alternate Consideration”), and the Conversion Price shall be appropriately and equitably adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

Common Stock in such Fundamental Transaction relative to the then Conversion Price.  The Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction.  In case of any such Fundamental Transaction, any successor to the Company, acquirer or surviving entity (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant, obligation, liability and condition under this Note to be performed and observed by the Company, subject to such modifications as may be reasonably deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of the number and kind of Conversion Shares for which this Note is convertible, which shall be as nearly equivalent as practicable to the adjustments provided for in this Section.  Such assumption shall be pursuant to a written agreement in form and substance reasonably satisfactory to the Holder.  At the Holder’s request, any successor to the Company, acquirer or surviving entity in such Fundamental Transaction shall issue to the Holder a new Note from such entity substantially similar in form and substance to this Note and consistent with the foregoing provisions, which new Note shall be reasonably satisfactory to the Holder and include, without limitation, (A) the outstanding Principal and Interest owed to the Holder under this Note, (B) an interest rate equal to the Interest Rate, (C) similar ranking to this Note, and (D) the Holder’s right to convert the new Note into Alternate Consideration.  The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor, acquirer or surviving entity to comply with the provisions of this Section and ensuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.  Notwithstanding anything to the contrary contained herein, if a Fundamental Transaction (X) is an all cash transaction, (Y) constitutes or results in a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act (going private transaction), or (Z) otherwise results in the successor, surviving or acquiring entity not being traded on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market, then upon the written request of the Holder, delivered before the sixtieth (60th) day after such Fundamental Transaction, the Company (or any such successor, acquirer or surviving entity) shall redeem this Note from the Holder for a redemption price, payable in cash within five (5) Business Days after such request (or, if later, on the effective date of such Fundamental Transaction), equal to the value of this Note as determined using the Black-Scholes Option Pricing Model via Bloomberg.  The provisions of this Section shall similarly apply to successive Fundamental Transactions and shall be applied without regard to any limitations of this Note.

5.         Registration.

(a)        Registration Statement.  Promptly following the issuance of this Note, but no later than thirty (30) days after the Issuance Date (the “Filing Deadline”), the Company shall prepare and file with the SEC a Registration Statement on Form S-1, covering the resale of all of the Conversion Shares (the “Registrable Securities”). Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other Person without the prior written consent of the Holder of this Note.  If a Registration Statement covering the

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will pay to the Holder, as liquidated damages and not as a penalty, an amount equal to one percent (1%) of the unpaid Principal amount of this Note for each 30-day period (or pro rata for any portion thereof) following the Filing Deadline for which no Registration Statement is filed with respect to the Registrable Securities.  Such payment(s) shall constitute the Holder’s exclusive monetary remedy for such failure, but shall not affect the Holder’s right to seek injunctive relief.  Such payment(s) shall be made to the Holder in cash, or at the option of the Holder, be added to the unpaid Principal amount of the Note, no later than three (3) Business Days after the end of each 30-day period.

Expenses.  The Company will pay all expenses associated with effecting the registration of the Registrable Securities, including filing and printing fees, the Company’s legal counsel, accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, and listing fees.

(c)       Effectiveness.

(a)       The Company shall use commercially best efforts to have the Registration Statement declared effective as soon as practicable.  The Company shall notify the Holder by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Holder with a copy of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.  If: (1) a Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the earlier of (A) five (5) Business Days after the SEC shall have informed the Company that no review of such Registration Statement will be made or that the SEC has no further comments on the Registration Statement, or (B) the 90th day after the Issuance Date (if the SEC reviews such Registration Statement); or (2) a Shelf Registration Statement is not declared effective by the SEC prior to the earlier of (i) five (5) Business Days after the SEC shall have informed the Company that no review of the Registration Statement will be made or that the SEC has no further comments on the Registration Statement, or (ii) the 90th day after the Issuance Date (if the SEC reviews such Registration Statement), then the Company will pay to the Holder, as liquidated damages and not as a penalty, an amount equal to one percent (1%) of the unpaid Principal amount of this Note for each 30-day period (or pro rata for any portion thereof) following the date by which such Registration Statement should have been effective (the “Blackout Period”).  Such payment(s) shall constitute the Holder’s exclusive monetary remedy for such failure, but shall not affect the Holder’s right to seek injunctive relief.  The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each month following the commencement of the Blackout Period until the termination of the Blackout Period.  Such payment(s) shall be made to the Holder in cash, or at the option of the Holder, be added to the unpaid Principal amount of this Note, no later than three (3) Business Days after the end of each 30-day period.

(b)       For not more than twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section 5 in the event that the Company determines in good faith that such suspension is necessary to: (A) delay the disclosure of material non-public information concerning the Company, the disclosure of

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

which at the time is not, in the good faith opinion of the Company, in the best interests of the Company; or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of the Holder) disclose to such Holder any material non-public information giving rise to an Allowed Delay; (b) advise the Holder in writing to cease all sales under the Registration Statement until the end of the Allowed Delay; and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(d)       Rule 415; Cutback.  If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act, or requires the Holder to be named as an “underwriter”, the Company shall use its best efforts to persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that the Holder is not an “underwriter”.  The Holder shall have the right to participate or to have its legal counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have its counsel comment on any written submission made to the SEC with respect thereto.  No such written submission shall be made to the SEC to which the Holder’s counsel reasonably objects.  In the event that, despite the Company’s best efforts and compliance with the terms of this Section 5(d), the SEC refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name the Holder as an “underwriter” in such Registration Statement without the prior written consent of such Holder.  No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares).  From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 5 (including the liquidated damages provision) shall again be applicable to such Cut Back Shares; provided, however, that (i) the date by which the Company is required to file the Registration Statement including such Cut Back Shares shall be thirty (30) calendar days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares under Section 5(c) shall be the [180th] day immediately after the Restriction Termination Date.

(e)       Right to Piggyback Registration.

(i)        If at any time following the Issuance Date: (A) there is not one or more effective Registration Statements covering all of the Registrable Securities, and (B) the Company proposes for any reason to register any shares of Common Stock under the 1933 Act (other than pursuant to a registration statement on Form S-4 or Form S-8 (or a similar or successor form))

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

with respect to an offering of Common Stock by the Company for its own account or for the account of any of its stockholders, it shall at each such time promptly give written notice to the holder of the Registrable Securities hereunder of the Company’s intention to do so (but in no event less than thirty (30) days before the anticipated filing date) and, to the extent permitted under the provisions of Rule 415 under the 1933 Act, include in such registration all Registrable Securities with respect to which the Company has received a written request for inclusion therein within fifteen (15) days after receipt of the Company’s notice (a “Piggyback Registration”).  Such notice shall offer the holder of the Registrable Securities the opportunity to register such number of shares of Registrable Securities as such holder may request and shall indicate the intended method of distribution of such Registrable Securities.

(ii)       Notwithstanding the foregoing, (A) if such registration involves an underwritten public offering, the Holder must sell its Registrable Securities to, if applicable, the underwriter(s) at the same price and subject to the same underwriting discounts and commissions that apply to the other securities sold in such offering (it being acknowledged that the Company shall be responsible for other expenses as set forth in Section 5(b)) and subject to the Holder entering into customary underwriting documentation for selling stockholders in an underwritten public offering, and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to Section 5(e)(i) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to cause such registration statement to become effective under the 1933 Act, the Company shall deliver written notice to the Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration; provided, however, that nothing contained in this Section 5(e)(ii) shall limit the Company’s other obligations and/or liabilities under this Agreement.

(f)       Additional Company Obligations.  In addition to, and not as a limitation of any other of Holder’s rights herein, with a view to making available to the Holder the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Holder to sell shares of Common Stock without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holder thereof pursuant to Rule 144 or any other rule of similar effect, or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to the Holder upon request, as long as such Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

6.         Reissuance of this Note.

(a)       Assignability.  This Note is freely assignable by Holder without notice.  The Company may not assign this Note without the prior written consent of the Holder.  This Note

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

shall be binding upon the Company and its successors, and shall inure to the benefit of the Holder and its successors and assigns and may be assigned by the Holder to anyone of its choosing without the Company’s approval but upon advance written notice to the Company.

(b)       Lost, Stolen or Mutilated Note.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note representing the outstanding Principal.

7.         Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (c) upon receipt, when sent by email; or (d) one (1) Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be those set forth in the communications and documents that each party has provided the other immediately preceding the issuance of this Note or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.  Written confirmation of receipt (x) given by the recipient of such notice, consent, waiver or other communication, (y) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (z) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (x), (y) or (z) above, respectively.

The addresses for such communications shall be:

If to the Company:	GROWLIFE, INC.
20301 Ventura Blvd., Suite 126
Woodland Hills, CA 91364
Attn: Marco Hegyi, President
Facsimile: 800-770-9788
E-mail: mhegyi@growlifeinc.com

If to the Holder:	LOGIC WORKS, LLC
9616 Emeraude Avenue
Las Vegas, NV 89147
Attn: Rick Crespi, Manager

8.         Governing Law and Venue.  All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

conflict of laws thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Note (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced in the state and federal courts sitting in the County of Clark (the “Clark County Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Clark County Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Clark County Courts, or Clark County Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note, and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.  If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses reasonably incurred in the investigation, preparation and prosecution of such action or proceeding.

9.         Waiver.  Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note.  The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver by the Company or the Holder must be in writing.

10.       Severability.  If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.  If it shall be found that any Interest or other amount deemed Interest due hereunder violates the applicable law governing usury, the applicable rate of Interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

11.       Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

12.       Counterparts.  This Note may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” or other document image format data

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” or other document image format data file signature page were an original thereof.

[Signature Page Follows]

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

IN WITNESS WHEREOF, the Company has executed this Note effective as of the Issuance Date.

Company:

GrowLife, Inc.

/s/ Marco Hegyi

By:  Marco Hegyi

Its:   President

Subsidiaries:

Phototron, Inc.

/s/ Marco Hegyi

By:  Marco Hegyi

Its:   President

SG Technologies Corp

/s/ Marco Hegyi

By:  Marco Hegyi

Its:   President

GrowLife Hydroponics, Inc.

/s/ Marco Hegyi

By:  Marco Hegyi

Its:   President

Soja, Inc.

/s/ Marco Hegyi

By:  Marco Hegyi

Its:   President

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

Rocky Mountain Hydroponics, LLC

/s/ Marco Hegyi

By:  Marco Hegyi

Its:   President

EverGreen Garden Center, LLC

/s/ Marco Hegyi

By:  Marco Hegyi

Its:   President

GrowLife Productions, Inc.

/s/ Marco Hegyi

By:  Marco Hegyi

Its:   President

Business Bloom, Inc.

/s/ Marco Hegyi

By:  Marco Hegyi

Its:   President

Accepted and agreed to:

Lender:

Logic Works, LLC

/s/ Rick Crespi

By:  Rick Crespi

Its:   Manager

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert the amount specified below under the 6% Convertible Note (the “Note”) of GrowLife, Inc., a Delaware corporation (the “Company”), which is due June 25, 2016, into shares of common stock (“Common Stock”) of the Company according to the conditions hereof, as of the date written below.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock pursuant to any prospectus.

Conversion Calculations:

Date to Effect Conversion:  ____________________, 201__

Principal Amount to be Converted:  $

(not less than $1,000 of Principal)

Accrued Interest to be Converted:  $

Number of Shares of Common Stock to be issued:  ____________________

Signature:  _________________________________

Print Name:  ________________________________

Address for Delivery of Certificate for Common Stock:	_________________________________
_________________________________
_________________________________

Exhibit A

Form of Note

(GrowLife Secured Credit Facility)

EXHIBIT B

SECURITIES PLEDGE AGREEMENT

(see attached)

Exhibit B

Securities Pledge Agreement

(GrowLife Secured Credit Facility)

SECURITIES PLEDGE AGREEMENT

This Securities Pledge Agreement (this “Agreement”) is made and entered into as of June 18, 2014 by and between GrowLife, Inc., a Delaware corporation (“GrowLife”/“Pledgor”), and with respect to equity it owns in its subsidiaries including, Phototron, Inc., a California corporation, SG Technologies Corp, a Nevada corporation, GrowLife Hydroponics, Inc., a Delaware corporation, Soja Inc., a California corporation, Rocky Mountain Hydroponics, LLC, a Colorado limited liability company, EverGreen Garden Center, LLC, a Delaware limited liability company, GrowLife Productions, Inc., a California corporation and Business Bloom, Inc., a California corporation (“Subsidiaries”) for the benefit of Logic Works. LLC, a Nevada limited liability company (the “Secured Party”).

PRELIMINARY STATEMENTS

A.	Pledgor owns 100% of the equity interests of the Subsidiaries;

B.

Pledgor and Secured Party are parties to a Secured Credit Facility and Secured Grid Promissory Note dated June 18, 2014 (collectively, the “Credit Agreement”), and as a material inducement for Secured Party to fund the Credit Agreement/loan to the Pledgor, Pledgor has agreed to pledge, and grant a security interest in 100% of its membership interest in the Subsidiaries in favor of Secured Party (the “Pledged Interest”).

AGREEMENT

In consideration of the foregoing, the mutual covenants contained herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.         Pledge.  As security and collateral for the payment when and as due and payable of any and all of Borrower’s obligations under the Credit Agreement (the “Obligations”), Pledgor pledges and grants a security interest in and assigns to Secured Party all right, title and interest in and to:

(a)       the Pledged Interest and any certificates, if applicable, representing the Pledged Interest and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Interest, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interest;

(b)       all additional interest in, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire an interest in any issues of the Pledged Interest from time to time acquired by Pledgor in any manner (which interest shall be deemed to be part of the Pledged Interest), the certificates or other instruments representing such additional interest, if any, securities, warrants, options or other rights and any interest of Pledgor in the entries

Exhibit B

Securities Pledge Agreement

(GrowLife Secured Credit Facility Agreement)

on the books of any financial intermediary pertaining to such additional interest, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional interest, securities, warrants, options or other rights; and

(c)       to the extent not covered by clauses (a) through (b) above, all proceeds of any or all of the foregoing collateral.  For purposes of this Agreement, the term “proceeds” includes whatever is receivable or received when the collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Secured Party from time to time with respect to any of the collateral.

2.         Voting.  Unless an Event of Default (as defined below) shall have occurred and be continuing, Pledgor shall be entitled to vote his interest in the Pledged Interest and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would violate or not comply with any of the terms and provisions of this Agreement.  If an Event of Default shall have occurred and be continuing, Pledgor grants to Secured Party an irrevocable proxy coupled with an interest in the Pledged Interest, pursuant to which proxy, Secured Party shall be entitled to vote or consent in its discretion and in such event Pledgor agrees to deliver to Secured Party such further evidence of such proxy as Secured Party may reasonably request.

3.         Distributions.  All distributions payable to Pledgor in respect of the Pledged Interest shall be paid to the Secured Party, subject to the terms/restrictions of the Credit Agreement, until the Credit Agreement is paid in full.

4.         Title to Pledged Interest.  The Pledgor hereby represents and warrants to the Secured Party that he has good and marketable title to the Pledged Interest, free and clear of any and all encumbrances.

5.         Events of Default.  For purposes of this Agreement, the terms “Default” and “Event of Default” shall mean the happening of any of the following events:

(a)       any failure of Pledgor to perform or fulfill in full any of the obligations or conditions contained in the Credit Agreement or any of the other documents or agreements referenced therein; or

(b)       any failure to observe or perform any of the other provisions of this Agreement if such failure continues for a period of ten (10) days after written notice of such default is received by the Pledgor; or

(c)       if the Pledgor becomes insolvent or is the subject of a petition in bankruptcy, either voluntary or involuntary, or in any other proceeding under the federal bankruptcy laws or makes an assignment for the benefit of creditors or is subject to a proceeding for reorganization, arrangement, readjustment of debt, dissolution or liquidation or if Pledgor is named in a suit for the appointment of a receiver.

Exhibit B

Securities Pledge Agreement

(GrowLife Secured Credit Facility Agreement)

6.         Remedies Upon Default.  In case an Event of Default shall have occurred and be continuing, subject to compliance with applicable city, state and other applicable food service and related laws Secured Party shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by law or otherwise (including, without limitation, those of a secured party under the Uniform Commercial Code) for the protection and enforcement of its rights in respect of the Pledged Interest, and Secured Party shall be entitled, without limitation:

(a)       to receive all amounts payable in respect of the Pledged Interest otherwise payable under Paragraph 3 of this Agreement to Pledgor;

(b)       to require Pledgor to cause Secured Party to transfer and register all or any part of the Pledged Interest into Secured Party’s name or the name of his nominee or nominees and amend such limited partnership agreements and documents of the Secured Party to reflect the Secured Party or its nominees as a limited partner of the Secured Party; and

(c)       to vote all or any part of the Pledged Interest (whether or not transferred or registered into the name of Secured Party) and give all consents, waivers and ratification’s in respect thereof and otherwise act with respect to the Pledged Interest as though it were the outright owner thereof pursuant to the proxy granted in Paragraph 2 of this Agreement hereof.

7.         Remedies, Cumulative.  Each right, power and remedy of Secured Party provided for in this Agreement or in the Credit Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy.  The exercise or beginning of the exercise by Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement or in the Credit Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof.

8.         Application of Money by Secured Party.  All money collected upon any sale or sales of the Pledged Interest hereunder, together with all other monies received by Secured Party hereunder, shall be applied to the payment of all reasonable costs and expenses incurred or paid by Secured Party in connection with any sale, transfer or delivery of the Pledged Interest or the collection of any such money (including reasonable attorneys’ fees and expenses), and the balance of such money shall be held by Secured Party and applied by it at any time or from time to time to the payment of the Obligations and in such order and manner as Secured Party in its reasonable discretion may determine.

9.         Further Assurances.  Pledgor at its expense will execute, acknowledge and deliver all such instruments and take all such action as the Secured Party may reasonably request in order to further effectuate the purposes of this Agreement and to carry out the terms hereof.

10.       Termination and Release.  Upon the payment in full of the Obligations in accordance with the terms of the Credit Agreement and the payment of all other sums payable (including, without limitation, the reasonable expenses and disbursements of Secured Party) this Agreement

Exhibit B

Securities Pledge Agreement

(GrowLife Secured Credit Facility Agreement)

shall terminate and Secured Party, at the request and expense of Pledgor, will promptly execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to Pledgor such of the Pledged Interest as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by Secured Party hereunder.

11.       Notices.  All notices, requests, demands or other communications to or upon the parties hereto shall be in writing, shall be given or made to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, at such address as either party hereto may hereafter specify to the other in writing, and (unless otherwise specified herein) shall be deemed to have been duly given (i) when delivered personally; (ii) three (3) days after being sent by a nationally recognized overnight courier; or (iii) five (5) days after mailing, and all mailed notices shall be by certified or registered mail, return receipt requested, postage prepaid.

12.       Miscellaneous.

(a)       This Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

(b)       The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

(c)       The representations, covenants and agreements of Pledgor herein contained shall survive the date hereof.

(d)       The terms and conditions of this Agreement shall be construed as a whole according to its fair meaning and not strictly for or against any party.  The parties acknowledge that each of them has reviewed this Agreement and has had the opportunity to have it reviewed by their attorneys and that any rule or construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement, including amendments or any exhibits.

(e)       This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to conflict of laws principles.  Exclusive venue for any dispute regarding this Credit Agreement shall be in the Federal and State District Court of Nevada, located in Clark County, Nevada.

(f)       This Agreement may be executed via facsimile or email, in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[signatures on next page]

Exhibit B

Securities Pledge Agreement

(GrowLife Secured Credit Facility Agreement)

IN WITNESS WHEREOF, the parties hereto have duly authorized, executed and delivered this Agreement effective as of the date hereof.

PLEDGORS:

GrowLife, Inc.

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

Phototron, Inc.

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

SG Technologies Corp

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

GrowLife Hydroponics, Inc.

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

Soja Inc.

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

Exhibit B

Signature Page to

Securities Pledge Agreement

(GrowLife Secured Credit Facility Agreement)

Rocky Mountain Hydroponics, LLC

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

EverGreen Garden Center, LLC

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

GrowLife Productions, Inc.

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

Business Bloom, Inc.

/s/ Marco Hegyi

By: Marco Hegyi

Its:  President

Exhibit B

Signature Page to

Securities Pledge Agreement

(GrowLife Secured Credit Facility Agreement)

EXHIBIT C

UCC FINANCING STATEMENT

(see attached)

Exhibit C

UCC Financing Statement

(GrowLife Secured Credit Facility Agreement)